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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 March 31, 2006

CHASE MORTGAGE FINANCE CORPORATION (as Depositor under the Pooling and Servicing Agreement, dated as of April 1, 2006, providing for the issuance of Chase Mortgage Finance Trust Multi-Class Mortgage Pass-Through Certificates, Series 2006-S1)

                   Chase Mortgage Finance Trust Series 2006-S1
                   -------------------------------------------
                                (Issuing Entity)

                       Chase Mortgage Finance Corporation
                   -------------------------------------------
                                   (Depositor)

                             Chase Home Finance LLC
                   -------------------------------------------
                                    (Sponsor)

                       Chase Mortgage Finance Corporation
                   -------------------------------------------
                                  (Registrant)

            Delaware                     333-130223             52-1495132
            --------                     ----------             ----------
  (State or Other Jurisdiction           (Commission         (I.R.S. Employer
        Of Incorporation)               File Number)        Identification No.)

194 Wood Avenue South, 3rd Floor
       Iselin, New Jersey                                          08830
                                                                   -----
 (Address of Principal Executive                                 (Zip Code)
            Offices)

       Registrant's telephone number, including area code: (732) 205-0600

                                    No Change
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         Item 8.01.  Other Events

         The Registrant registered issuances of Chase Mortgage Finance Trust Series 2006-S1 Multi-Class Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130223 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $500,006,856 in aggregate principal amount Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-P, Class A-R, Class M, Class B-1, Class B-2, Class B-3,
Class B-4, and Class B-5 Certificates of its Chase Mortgage Finance Trust
Series 2006-S1 Multi-Class Mortgage Pass-Through Certificates, Series 2006-S1 on April 26, 2006.

         This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated April 19, 2006, as supplemented by the Prospectus Supplement, dated April 24, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of April 1, 2006, among Chase Mortgage Finance Corporation, as depositor, JPMorgan Chase Bank, N.A., as servicer and U.S. Bank National Association, as trustee. The "Certificates" consist of the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-P, Class A-R, Class M, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $500,006,856 as of April 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

         A Legal Opinion by Dechert LLP to be incorporated into the Registration Statement is attached hereto as Exhibit 8.1.

         Item 9.01.  Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits:

             4.1 Pooling and Servicing Agreement, dated as of April 1, 2006, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer and Custodian, and U.S. Bank National Association, as Trustee.

             8.1 Opinion of Dechert LLP as to legality and certain tax matters.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHASE MORTGAGE FINANCE
                                           CORPORATION



                                     By:       /s/ John A. Soricelli
                                         --------------------------------
                                            Name:  John A. Soricelli
                                            Title: Vice President



Dated:  May 11, 2006

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                                  EXHIBIT INDEX


Exhibit No.                          Description
-----------                          -----------

  4.1 Pooling and Servicing Agreement, dated as of April 1, 2006, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer and Custodian, and U.S. Bank National Association, as Trustee.

  8.1 Opinion of Dechert LLP as to legality and certain tax matters.